Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1999-B

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-B and deliver to you herewith the following documents:

           One copy of the Report, including the exhibit being filed there with, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Brian Peters
Brian Peters
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) January 31, 2003


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1999-B

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates)of the BCMSC Trust Series 1999-B on January 15, 2003 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on January 15, 2003 on the Series 1999-B Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Brian Peters
                                 Brian Peters
                                 Title: President

Date: January 31, 2003






I.   ORIGINAL DEAL PARAMETERS

     (A)   Initial Pool Principal Balance                                                                       $ 467,867,888.45
     (B)   Initial Certificates Principal Balance                                                               $ 452,662,000.00
           (i)   Initial Class A-1-A   Certificate Principal Balance              $ 50,000,000.00
                                       Certificate Amount Percentage                                                    10.69%
                                       Certificate Pass-through Rate                                                     1.59%
           (ii)  Initial Class A-1-B   Certificate Principal Balance              $ 40,000,000.00
                                       Certificate Amount Percentage                                                     8.55%
                                       Certificate Pass-through Rate                                                     6.61%
           (iii) Initial Class A-2     Certificate Principal Balance              $ 24,000,000.00
                                       Certificate Amount Percentage                                                     5.13%
                                       Certificate Pass-through Rate                                                     6.98%
           (iv)  Initial Class A-3     Certificate Principal Balance              $ 60,000,000.00
                                       Certificate Amount Percentage                                                    12.82%
                                       Certificate Pass-through Rate                                                     7.18%
           (v)   Initial Class A-4     Certificate Principal Balance              $ 21,000,000.00
                                       Certificate Amount Percentage                                                     4.49%
                                       Certificate Pass-through Rate                                                     7.30%
           (vi)  Initial Class A-5     Certificate Principal Balance              $ 51,000,000.00
                                       Certificate Amount Percentage                                                    10.90%
                                       Certificate Pass-through Rate                                                     7.44%
           (vii) Initial Class A-6     Certificate Principal Balance             $ 104,898,000.00
                                       Certificate Amount Percentage                                                    22.42%
                                       Certificate Pass-through Rate                                                     7.85%
           (viii)Initial Class M-1     Certificate Principal Balance              $ 35,091,000.00
                                       Certificate Amount Percentage                                                     7.50%
                                       Certificate Pass-through Rate                                                     8.12%
           (ix)  Initial Class M-2     Certificate Principal Balance              $ 23,394,000.00
                                       Certificate Amount Percentage                                                     5.00%
                                       Certificate Pass-through Rate                                                     8.75%
           (x)   Initial Class B-1     Certificate Principal Balance              $ 22,224,000.00
                                       Certificate Amount Percentage                                                     4.75%
                                       Certificate Pass-through Rate                                                     8.75%
           (xi)  Initial Class B-2     Certificate Principal Balance              $ 21,055,000.00
                                       Certificate Amount Percentage                                                     4.50%
                                       Certificate Pass-through Rate                                                     8.75%

     (C)   Initial Weighted Average Coupon (WAC)                                                                        10.17%
     (D)   Initial Weighted Average Original Maturity (WAOM)                                                         316.00  months
     (E)   Initial Weighted Average Remaining Maturity (WAM)                                                         313.00  months
     (F)   Initial Number of Receivables                                                                               11,612
     (G)   Servicing Fee Rate                                                                                            1.00%
     (H)   Credit Enhancement
           (i)   Reserve Fund Initial Deposit Percentage                                                                 0.00%
           (ii)  Reserve Fund Target %                                                                                   0.00%
           (iii) Target Overcollateralization Percentage Prior to Crossover Date                                         5.25%
           (iv)  Target Overcollateralization Percentage After Crossover Date                                            9.19%
           (v)   Target Overcollateralization Floor                                                                      1.25%
           (vi)  Target Credit Enhancement % Prior to Crossover Date                                                     5.25%
           (vii) Target Credit Enhancement % After Crossover Date                                                        9.19%
           (viii)Target Credit Enhancement Floor                                                                         1.25%
           (ix)  Target Credit Enhancement Amount                                                               $ 24,563,064.14
     (I)   Crossover Date Tests
                 Earliest Crossover Date                                                                              Sep-2004
                 Percent of Initial Suboridnation Percentage                                                           190.00%
     (J)   Class B-2 Floor Percentage (of Initial Pool Balance)                                                          0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)   Beginning Pool Schedule Balance                                                                      $ 331,652,029.70
     (B)   Beginning Pool Factor                                                                                    70.885829%
     (C)   Ending Pool Schedule Balance                                                                         $ 328,322,237.49
     (D)   Ending Pool Factor                                                                                       70.174134%
     (E)   Ending Total Certificate Balance (after Current Distributions)                                       $ 328,322,237.49
     (F)   Current Overcollateralization Amount (after Current Distributions)                                             0.00
     (G)   Weighted Average Coupon (WAC)                                                                                10.02%
     (H)   Weighted Average Remaining Maturity (WAM)                                                                 277.09  months
     (I)   Ending Number of Receivables                                                                                  8,362


III. COLLECTION CALCULATIONS

     (A)   Interest

           (i)   Scheduled Interest Collections durring Current Period                                            2,493,834.95
           (ii)  Paid Ahead Interest Collections applied to Current Period                                           41,049.02
           (iii) Net Servicer Advance                                                                               (49,978.06)
           (iiia)Reimbursement to Servicer for Previously Unrecovered Advances                                     (243,198.80)
           (iv)  Liquidation Proceeds Attributable to Interest                                                      109,176.97
           (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                          0.00
           (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                                     0.00
           (vii) Recoveries on Previously Liquidated Contracts                                                        3,286.50
                                                                                                                ----------------
           (viii)Total Interest Amount Available for Distribution                                                 2,354,170.58

     (B)   Principal

           (i)   Scheduled Principal Collections                                                                    350,135.86
           (ii)  Full and Partial Principal Prepayments                                                             503,481.29
           (iii) Paid Ahead Principal Collections Applied to Current Period                                               0.00
           (iv)  Net Servicer Advance                                                                                 1,981.66
           (v)   Liquidation Proceeds Attributable to Principal                                                     558,941.56
           (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                             0.00
           (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                        0.00
           (viii)Other Principal Amounts                                                                                  0.00
                                                                                                                ---------------
           (ix)  Total Principal Amount Available for Distribution                                                1,414,540.37


IV.  DISTRIBUTION CALCULATIONS

     (A)         Total Interest Available for Distribution                                                        2,354,170.58
     (B)         Total Principal Available for Distribution                                                       1,414,540.37
     (C)         Reserve Fund Draw Amount Required                                                                        0.00
     (D)         Draw on Letter of Credit for Interest Distribution                                                       0.00
                 Less:
                 Monthly Servicing Fee                                                                              276,376.69
                 Reimbursement to Servicer for Liquidation Expense                                                    5,821.06
                 Late Payment Fees, Extension Fees and Other Permitted Fees                                               0.00
                 Other Permitted Withdrawals from Certificate Account                                                     0.00
                                                                                                                --------------
                 Available Distribution Amount                                                                    3,486,513.20

                 Interest Accrual Period                                                                                34    days

                 Total Interest Amount Due                                                                        2,077,793.89
                 Total Interest Distribution Amount                                                               2,077,793.89

                 Amount Available for Principal Distribution Amount                                               1,408,719.31
                 Principal Distribution Calculation:
                 Total Principal Amount Available for Distribution                                                1,414,540.37
                 Principal Loss on Liquidated Assets                                                              1,915,251.84
                                                                                                                ---------------
                   Principal Distribution Due                                                                     3,329,792.21
                 Overcollaterallization Writedown Amount                                                                  0.00
                 Overcollaterallization Reduction Amount                                                                  0.00
                 Accelerated Principal Distribution Amount for Current Period                                             0.00
                                                                                                                ---------------
                 Total Principal Amount to be Distributed                                                         3,329,792.21

                 Draw on Letter of Credit for Principal Distribution                                                      0.00
                 Excess Interest                                                                                         (0.00)
                 Reserve Account Deposit                                                                                  0.00
                 Reserve Account Release                                                                                  0.00
                 Class X Distribution Amount                                                                              0.00
                 Class R Distribution Amount                                                                              0.00


V.   SERVICER ADVANCE

     (A)   Interest
           (i)        Beginning Advance                                                                          12,856,519.64
           (ii)       Monthly Servicer Advance (Reimbursement)                                                      (49,978.06)
           (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                      (218,878.92)
                                                                                                                ---------------
           (iv)       Ending Advance Balance                                                                     12,587,662.66

     (B)   Principal
           (i)        Beginning Advance                                                                           1,459,938.49
           (ii)       Monthly Servicer Advance (Reimbursement)                                                        1,981.66
           (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                       (24,319.88)
                                                                                                                ---------------
           (iv)       Ending Advance Balance                                                                      1,437,600.27

     (C)   Total Servicer Advance
           (i)        Beginning Advance                                                                          14,316,458.13
           (ii)       Monthly Servicer Advance (Reimbursement)                                                      (47,996.40)
           (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                      (243,198.80)
                                                                                                                ---------------
           (iv)       Ending Advance Balance                                                                     14,025,262.93

VI.  CREDIT ENHANCEMENT

     (A)   Overcollateralization

           (I)   Target Overcollaterallization Amount                                                            24,563,064.14
           (ii)  Beginning Balance                                                                                        0.00
           (iii) Write Down for Certificate Distributions                                                                 0.00
           (iv)  Overcollaterallization Addition Amount                                                                   0.00
           (v)   Overcollaterallization Reduction Amount                                                                  0.00
                                                                                                                ---------------
           (vi)  Ending Balance                                                                                           0.00

     (B)   Reserve Fund (if applicable)

           (i)   Required Reserve Fund Balance                                                                            0.00
           (ii)  Beginning Reserve Fund Balance                                                                           0.00
           (iii) Draws for Certificate Distributions                                                                      0.00
           (iv)  Excess Interest Deposited                                                                                0.00
           (v)   Reserve Fund Release                                                                                     0.00
                                                                                                                ---------------
           (vi)  Ending Reserve Fund Balance                                                                              0.00

     (C)   Letter of Credit (if applicable)
           (i)   Beginning LC Balance                                                                                     0.00
           (ii)  Draw on LC for Interest Distribution                                                                     0.00
           (iii) Draw on LC for Principal Distribution                                                                    0.00
                                                                                                                ---------------
           (iv)  Ending Balance                                                                                           0.00

     (D)   Unreimbursed Servicer Advances (see note*)
           (i)   Previous Unreimbursed Advance Balance                                                            5,170,313.99
           (ii)  Current Months Reimbursement from Excess Interest                                                 (243,198.80)
                                                                                                                ---------------
           (iii) Ending Unreimbursed Advance Balance                                                              4,927,115.19
           Note: **rrepresentsaadvancesmmadeiinrrespectoofccontractstthatwwerelliqui
dated,aandnnotrreimbursed,bbeforettheccurrentpperiod.

VII. CERTIFICATE DISTRIBUTIONS

     (A)   Senior Certificates - Interest

           (i)   Class A-1-A
                                       Pass-Through Rate                                                                 1.59%
                                       Beginning Carryover Interest                                                        $ -
                                       Current Interest Accrual                                                    $ 14,309.90
                                       Current Carryover Interest Accrual                                                  $ -
                                       Interest Paid                                                               $ 14,309.90
                                       Ending Carryover Balance                                                            $ -
                                       Interest Paid Per $1000                                                          $ 0.29

           (ii)  Class A-1-B
                                       Pass-Through Rate                                                                 6.61%
                                       Beginning Carryover Interest                                                        $ -
                                       Current Interest Accrual                                                    $ 41,960.90
                                       Current Carryover Interest Accrual                                                  $ -
                                       Interest Paid                                                               $ 41,960.90
                                       Ending Carryover Balance                                                            $ -
                                       Interest Paid Per $1000                                                          $ 1.05

           (iii) Class A-2
                                       Pass-Through Rate                                                                 6.98%
                                       Beginning Carryover Interest                                                        $ -
                                       Current Interest Accrual                                                   $ 129,079.93
                                       Current Carryover Interest Accrual                                                  $ -
                                       Interest Paid                                                              $ 129,079.93
                                       Ending Carryover Balance                                                            $ -
                                       Interest Paid Per $1000                                                          $ 5.38

           (iv)  Class A-3
                                       Pass-Through Rate                                                                 7.18%
                                       Beginning Carryover Interest                                                        $ -
                                       Current Interest Accrual                                                   $ 332,184.19
                                       Current Carryover Interest Accrual                                                  $ -
                                       Interest Paid                                                              $ 332,184.19
                                       Ending Carryover Balance                                                            $ -
                                       Interest Paid Per $1000                                                          $ 5.54

           (v)   Class A-4
                                       Pass-Through Rate                                                                 7.30%
                                       Beginning Carryover Interest                                                        $ -
                                       Current Interest Accrual                                                   $ 118,207.61
                                       Current Carryover Interest Accrual                                                  $ -
                                       Interest Paid                                                              $ 118,207.61
                                       Ending Carryover Balance                                                            $ -
                                       Interest Paid Per $1000                                                          $ 5.63


           (iv)  Class A-5
                                       Pass-Through Rate                                                                 7.44%
                                       Beginning Carryover Interest                                                        $ -
                                       Current Interest Accrual                                                   $ 292,581.17
                                       Current Carryover Interest Accrual                                                  $ -
                                       Interest Paid                                                              $ 292,581.17
                                       Ending Carryover Balance                                                            $ -
                                       Interest Paid Per $1000                                                          $ 5.74

           (v)   Class A-6
                                       Pass-Through Rate                                                                 7.85%
                                       Beginning Carryover Interest                                                        $ -
                                       Current Interest Accrual                                                   $ 634,950.88
                                       Current Carryover Interest Accrual                                                  $ -
                                       Interest Paid                                                              $ 634,950.88
                                       Ending Carryover Balance                                                            $ -
                                       Interest Paid Per $1000                                                          $ 6.05

     (B)   Subordinate Certificates - Interest

           (i)   Class M1
                                       Pass-Through Rate                                                                 8.12%
                                       Beginning Carryover Interest                                                        $ -
                                       Current Interest Accrual                                                   $ 237,449.10
                                       Current Carryover Interest Accrual                                                  $ -
                                       Interest Paid                                                              $ 237,449.10
                                       Ending Carryover Balance                                                            $ -
                                       Beginning Carryover Writedown Interest                                              $ -
                                       Current Writedown Interest                                                          $ -
                                       Current Carryover Writedown Interest Accrual                                        $ -
                                       Writedown interest Paid                                                             $ -
                                       Ending Carryover Writedown Interest                                                 $ -
                                       Interest Paid Per $1000                                                          $ 6.77


           (ii)  Class M2
                                       Pass-Through Rate                                                                 8.75%
                                       Beginning Carryover Interest                                                        $ -
                                       Current Interest Accrual                                                   $ 170,581.25
                                       Current Carryover Interest Accrual                                                  $ -
                                       Interest Paid                                                              $ 170,581.25
                                       Ending Carryover Balance                                                            $ -
                                       Beginning Carryover Writedown Interest                                              $ -
                                       Current Writedown Interest                                                          $ -
                                       Current Carryover Writedown Interest Accrual                                        $ -
                                       Writedown interest Paid                                                             $ -
                                       Ending Carryover Writedown Interest                                                 $ -
                                       Interest Paid Per $1000                                                          $ 7.29

           (iii) Class B1
                                       Pass-Through Rate                                                                 8.75%
                                       Beginning Carryover Interest                                                        $ -
                                       Current Interest Accrual                                                   $ 106,488.95
                                       Current Carryover Interest Accrual                                                  $ -
                                       Interest Paid                                                              $ 106,488.95
                                       Ending Carryover Balance                                                            $ -
                                       Beginning Carryover Writedown Interest                                              $ -
                                       Current Writedown Interest                                                          $ -
                                       Current Carryover Writedown Interest Accrual                                        $ -
                                       Writedown interest Paid                                                             $ -
                                       Ending Carryover Writedown Interest                                                 $ -
                                       Interest Paid Per $1000                                                          $ 4.79

           (iv)  Class B2
                                       Pass-Through Rate                                                                 8.75%
                                       Beginning Carryover Interest                                                        $ -
                                       Current Interest Accrual                                                            $ -
                                       Current Carryover Interest Accrual                                                  $ -
                                       Interest Paid                                                                       $ -
                                       Ending Carryover Balance                                                            $ -
                                       Beginning Carryover Writedown Interest                                              $ -
                                       Current Writedown Interest                                                          $ -
                                       Current Carryover Writedown Interest Accrual                                        $ -
                                       Writedown interest Paid                                                             $ -
                                       Ending Carryover Writedown Interest                                                 $ -
                                       Interest Paid Per $1000                                                             $ -


     (C)   Senior Certificates - Principal

           (i)   Class A-1-A
                                       Initial Certificate Balance                                               50,000,000.00
                                       Initial Certificate Percentage                                                   10.69%
                                       Beginning Certificate Balance                                              9,529,347.96
                                       Current Principal Due                                                         51,918.43
                                       Current Principal Paid                                                        51,918.43
                                       Principal Shortfall Carryover For Current Period                                   0.00
                                       Accelerated Principal Distribution                                                 0.00
                                       Ending Certificate Balance                                                 9,477,429.53
                                       Ending Pool Factor                                                                2.89%
                                       Principal Paid per $1000                                                           1.04
                                       Total Class Distribution                                                      51,918.43

           (ii)  Class A-1-B
                                       Initial Certificate Balance                                               40,000,000.00
                                       Initial Certificate Percentage                                                    8.55%
                                       Beginning Certificate Balance                                              7,623,478.44
                                       Current Principal Due                                                         41,534.75
                                       Current Principal Paid                                                        41,534.75
                                       Principal Shortfall Carryover For Current Period                                   0.00
                                       Accelerated Principal Distribution                                                 0.00
                                       Ending Certificate Balance                                                 7,581,943.69
                                       Ending Pool Factor                                                                2.31%
                                       Principal Paid per $1000                                                           1.04
                                       Total Class Distribution                                                      41,534.75

           (iii) Class A-2
                                       Initial Certificate Balance                                               24,000,000.00
                                       Initial Certificate Percentage                                                    5.13%
                                       Beginning Certificate Balance                                             22,207,299.75
                                       Current Principal Due                                                        120,991.30
                                       Current Principal Paid                                                       120,991.30
                                       Principal Shortfall Carryover For Current Period                                   0.00
                                       Accelerated Principal Distribution                                                 0.00
                                       Ending Certificate Balance                                                22,086,308.45
                                       Ending Pool Factor                                                                6.73%
                                       Principal Paid per $1000                                                           5.04
                                       Total Class Distribution                                                     120,991.30

           (iv)  Class A-3
                                       Initial Certificate Balance                                               60,000,000.00
                                       Initial Certificate Percentage                                                   12.82%
                                       Beginning Certificate Balance                                             55,518,249.38
                                       Current Principal Due                                                        302,478.24
                                       Current Principal Paid                                                       302,478.24
                                       Principal Shortfall Carryover For Current Period                                   0.00
                                       Accelerated Principal Distribution                                                 0.00
                                       Ending Certificate Balance                                                55,215,771.14
                                       Ending Pool Factor                                                               16.82%
                                       Principal Paid per $1000                                                           5.04
                                       Total Class Distribution                                                     302,478.24

           (v)   Class A-4
                                       Initial Certificate Balance                                               21,000,000.00
                                       Initial Certificate Percentage                                                   10.90%
                                       Beginning Certificate Balance                                             19,431,387.28
                                       Current Principal Due                                                        105,867.38
                                       Current Principal Paid                                                       105,867.38
                                       Principal Shortfall Carryover For Current Period                                   0.00
                                       Ending Certificate Balance                                                19,325,519.90
                                       Ending Pool Factor                                                                5.89%
                                       Principal Paid per $1000                                                           5.04
                                       Total Class Distribution                                                     105,867.38
           (vi)  Class A-5
                                       Initial Certificate Balance                                               51,000,000.00
                                       Initial Certificate Percentage                                                    7.44%
                                       Beginning Certificate Balance                                             47,190,511.97
                                       Current Principal Due                                                        257,106.51
                                       Current Principal Paid                                                       257,106.50
                                       Principal Shortfall Carryover For Current Period                                   0.00
                                       Accelerated Principal Distribution                                                 0.00
                                       Ending Certificate Balance                                                46,933,405.47
                                       Ending Pool Factor                                                               14.29%
                                       Principal Paid per $1000                                                           5.04
                                       Total Class Distribution                                                     257,106.50

           (vi)  Class A-6
                                       Initial Certificate Balance                                              104,898,000.00
                                       Initial Certificate Percentage                                                   22.42%
                                       Beginning Certificate Balance                                             97,062,555.40
                                       Current Principal Due                                                        528,822.71
                                       Current Principal Paid                                                       528,822.71
                                       Principal Shortfall Carryover For Current Period                                   0.00
                                       Accelerated Principal Distribution                                                 0.00
                                       Ending Certificate Balance                                                96,533,732.69
                                       Ending Pool Factor                                                               29.40%
                                       Principal Paid per $1000                                                           5.04
                                       Total Class Distribution                                                     528,822.71


     (D)   Subordinate Certificates - Principal

           (i)   Class M1
                                       Initial Certificate Balance                                               35,091,000.00
                                       Initial Certificate Percentage                                                    7.50%
                                       Beginning Certificate Balance                                             35,091,000.00
                                       Current Principal Due                                                              0.00
                                       Current Principal Paid                                                             0.00
                                       Principal Shortfall Carryover For Current Period                                   0.00
                                       Ending Certificate Balance- Excluding Writedowns                          35,091,000.00
                                       Ending Pool Factor                                                               10.69%
                                       Principal Paid per $1000                                                           0.00
                                       Beginning Outstanding Writedown                                                    0.00
                                       Ending Certificate Balance- Including Writedowns                          35,091,000.00
                                       Total Class Distribution                                                           0.00


           (iii) Class M2
                                       Initial Certificate Balance                                               23,394,000.00
                                       Initial Certificate Percentage                                                    5.00%
                                       Beginning Certificate Balance                                             23,394,000.00
                                       Current Principal Due                                                              0.00
                                       Current Principal Paid                                                             0.00
                                       Principal Shortfall Carryover For Current Period                                   0.00
                                       Ending Certificate Balance- Excluding Writedowns                          23,394,000.00
                                       Ending Pool Factor                                                                7.13%
                                       Principal Paid per $1000                                                           0.00
                                       Current Writedown/Writeup                                                          0.00
                                       Ending Certificate Balance- Including Writedowns                          23,394,000.00
                                       Total Class Distribution                                                           0.00

           (iv)  Class B1
                                       Initial Certificate Balance                                               22,224,000.00
                                       Initial Certificate Percentage                                                    4.75%
                                       Beginning Certificate Balance                                             14,604,199.51
                                       Current Principal Due                                                              0.00
                                       Current Principal Paid                                                             0.00
                                       Principal Shortfall Carryover For Current Period                                   0.00
                                       Ending Certificate Balance- Excluding Writedowns                          22,224,000.00
                                       Ending Pool Factor                                                                3.86%
                                       Principal Paid per $1000                                                          86.44
                                       Beginning Outstanding Writedown                                            7,619,800.49
                                       Current Writedown/Writeup                                                 (1,921,072.90)
                                       Ending Certificate Balance- Including Writedowns                          12,683,126.61
                                       Total Class Distribution                                                  (1,921,072.90)

           (iv)  Class B2
                                       Initial Certificate Balance                                               21,055,000.00
                                       Initial Certificate Percentage                                                    4.50%
                                       Beginning Certificate Balance                                                      0.00
                                       Current Principal Due                                                              0.00
                                       Current Principal Paid                                                             0.00
                                       Principal Shortfall Carryover For Current Period                                   0.00
                                       Ending Certificate Balance- Excluding Writedowns                          21,055,000.00
                                       Ending Pool Factor                                                                0.00%
                                       Principal Paid per $1000                                                           0.00
                                       Beginning Outstanding Writedown                                           21,055,000.00
                                       Current Writedown/Writeup                                                          0.00
                                       Ending Certificate Balance- Including Writedowns                                   0.00
                                       Total Class Distribution                                                           0.00


     (E)   Total Certificate Balances
                                                                                    Beg of Period                End of Period
           (i)   Aggregate Balance of Certificates                               $ 331,652,029.69               $ 328,322,237.48
           (ii)  Total Certificate Pool Factor                                        73.2670358%                  72.5314335%




VIII.DELINQUENCY INFORMATION
                                                                                       Percent of                   Percent of
     Delinquent Receivables at End of Due Period :           Scheduled Balance       Pool Balance         Units    Total Units
           30-59 Days Delinquent                               $ 28,649,580.52              8.73%           729          8.72%
           60-89 Days Delinquent                               $ 15,459,632.07              4.71%           392          4.69%
           90 Days or More Delinquent                          $ 40,510,312.13             12.34%           967         11.56%
           Homes Repossessed or Foreclosed Upon                 $ 9,113,416.39              2.78%           219          2.62%


IX.  REPURCHASED CONTRACTS

     (A)   Repurchased Contracts -  Breach of Rep or Warranty
           (i)   Beginning Cumulative Repurchased Contracts since cutoff                                          $ 755,000.02
           (ii)  Number of Contracts repurchased this period                                                                 -
           (iii) Repurchase Price of Contracts this period                                                                 $ -
           (iv)  Ending Cumulative Repurchased Contracts since cutoff                                             $ 755,000.02

     (B)   Repurchased Contracts -  Delinquent Loans
           (i)   Beginning Cumulative Repurchased Contracts since cutoff                                                   $ -
           (ii)  Number of Contracts repurchased this period                                                                 -
           (iii) Repurchase Price of Contracts this period                                                                 $ -
           (iv)  Ending Cumulative Repurchased Contracts since cutoff                                                      $ -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                                          Units Scheduled Balance
                 Beginning Repossession Inventory                                                           202 $ 8,469,475.06
                 Repossessions Incurred                                                                      84 $ 3,083,584.27
                 Less Repurchase of Delinquent Loans                                                          0            $ -
                 Less Repossessions Sold                                                                     67 $ 2,439,642.94
                 Ending Repossession Inventory                                                              219 $ 9,113,416.39

                 Principal Balance of Repossessions Liquidated                                                  $ 2,439,642.94
                 Reimbursement of Servicer Advances on Liquidated Contracts                                        $ 34,550.46
                      Liquidation Proceeds Attributable to Principal                                              $ 558,941.56
                                                                                                                ---------------
                           Principal Loss on Liquidation of Repo                                                $ 1,915,251.84
                 Reimbursement to Servicer for Liquidation Expense                                                  $ 5,821.06
                 Recoveries for Previously Liquidated Contracts                                                     $ 3,286.50
                                                                                                                ---------------
                 Net Liquidation Loss (Realized Loss)                                                           $ 1,917,786.40

           Recoveries
                 Liquidation Proceeds Attributable to Interest                                                    $ 109,176.97
                 Liquidation Proceeds Attributable to Principal                                                   $ 558,941.56
                 Recoveries for Previously Liquidated Contracts                                                     $ 3,286.50
                                                                                                                ---------------
                 Total Recoveries                                                                                 $ 671,405.03
                 Recovery Percentage of Principal Balance of Repossessions Liquidated                                      28%






XI.  TRIGGERS

           Has the Crossover Date Occurred?                                                                  NO

                 Where the Current Distribution Date of                                                02/18/03
                 is greater than the Earliest Crossover Date of                                   September 30, 2004
                                       And
                 Subordinated Certificates Beginning Principal Balance of                         73,089,199.51
                 plus the Current Overcollateralization Amount of                                          0.00
                 divided by the Current Beginning Pool Principal Balance of                       331,652,029.70
                                                                                                  --------------
                 Equals                                                                                  22.04%
                                                                                                  --------------
                                       And is greater than the:
                 Subordinated Initital Certificates Percentage of                                        21.75%
                 multiplied by the
                 Percentage (as Percent of Initial Class Subordination Percentage)                         190%
                                                                                                  --------------
                 Equals                                                                                  41.33%
                                                                                                  --------------





           Principal Distribution Tests:                                             Actual Ratio    Test Ratio         Result

                                                                               Over 60 Days Delinquent
                                                                               ---------------------------------
                 Current Mo                                                                19.82%
                 1st Preceding Mo                                                          20.70%
                 2nd Preceding Mo                                                          19.73%
                 Average 60 Day Delinquency Ratio:                                         20.09%         5.00%           FAIL

                                                                               Over 30 Days Delinquent
                                                                               --------------------------------
                 Current Mo                                                                28.55%
                 1st Preceding Mo                                                          29.92%
                 2nd Preceding Mo                                                          28.71%
                 Average 30 Day Delinquency Ratio:                                         29.06%         7.00%           FAIL





                                                                                                      Net Liquidation Losses
                                                                                                        Net Liquidation Losses
                                                            Ending Pool Bal                       (Realized Losses)
                                                            ------------------------------------------------------------------
                 Current Mo                                     328,322,237.49                     1,917,786.40
                 1st Preceding Mo                               331,652,029.70                     2,045,697.43
                 2nd Preceding Mo                               335,379,876.81                     1,482,525.88
                                       ----------------------------------------------------------------------------------------
                                       Total                    995,354,144.00                     5,446,009.71
                                       Divided by                            3
                                       ----------------------------------------
                                       Average                  331,784,714.67




                 Sum of last 3 months of Losses                                      5,446,009.71
                 Divided by 3 month average of Pool Balance                        331,784,714.67
                 Annualized  (multiply by 4)                                                    4
                 Current Realized Loss Ratio:                                               6.57%         2.75%           FAIL



                 Beginning Cumulative Realized Losses                               67,319,824.04
                 Net Liquidation Losses (Realized Losses)                            1,917,786.40
                                                                               -------------------
                 Ending Cumulative Realized Losses                                  69,237,610.44
                 Divided by Initial Pool Principal Balance                         467,867,888.45
                 Cumulative Realized Loss Ratio:                                           14.80%         7.00%           FAIL


           Should Principal Be Distributed to the Subordinated Certificates?                                                NO




     The undersigned, duly authorized representatives of Bombardier Capital Inc , dohereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.


BY:        ____________________________________DATE:   ______________________
NAME:      Ana Dropps
TITLE:     Controller - Mortgage Finance Division


BY:        ____________________________________DATE:   ______________________
NAME:      Ana Dropps
TITLE:     Vice President - Finance